                                                                EXHIBIT 10.10

                              ASSIGNMENT AGREEMENT

     THIS Assignment Agreement made and entered into effective as of February 27, 1998 among Northwest Airlines Corporation, a Delaware corporation ("Parent"), Newbridge Parent Corporation, a Delaware corporation and, as of the date of this Agreement, a wholly owned subsidiary of Parent ("Holdco Sub"), Air Partners, L.P., a Texas limited partnership (the "Partnership"), the partners of the Partnership (collectively, the "Partners"), Bonderman Family Limited Partnership, a Texas limited partnership ("Transferor I"), Air Saipan, Inc., a CNMI corporation ("Transferor III"), 1992 Air, Inc., a Texas corporation ("Assignor") and Coulco, Inc., a Texas corporation ("Assignee").

                               W I T N E S S E T H:

     WHEREAS, Parent, Holdco Sub, the Partnership, the Partners, Transferor I, Assignor and Transferor III are parties to an Investment Agreement dated as of January 25, 1998 (as amended from time to time, the "Investment Agreement"):

     WHEREAS, Assignor desires to assign to Assignee certain rights under the Investment Agreement, and the other parties to the Investment Agreement are willing to consent in writing to such assignment;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

     Section 1. ASSIGNMENT. (a) Assignor hereby irrevocably assigned to Assignee, and relinquishes, all rights, (i) to designate an individual to be elected or appointed to the Board of Directors of Holdco Sub pursuant to
Section 4.1(b)(i) of the Investment Agreement, and (ii) to designate one person for election to the Board of Directors of Holdco Sub and to fill any vacancy resulting from such person's cessation to serve as a director pursuant to Section 4.1(b)(ii) of the Investment Agreement.

          (b) As consideration for such assignment, Assignee agrees (i) promptly to cause its designee to resign from the Holdco Sub Board of Directors at the time and under the circumstances described under Section 4.1(b)(iii) of the Investment Agreement, (ii) to comply with Section 4.1(b)(iv) of the Investment Agreement and (iii) to be bound by the provisions of Section 4.1(b) of the Investment Agreement as though it were Transferor II (as defined in the Investment Agreement).

          (c) Parent and Holdco Sub agree (i) that James G. Coulter and William S. Price have been deemed to be acceptable by the Board of Directors of Holdco Sub for purposes of Sections 4.1(b)(i) and 4.1(b)(ii) of the Investment Agreement, (ii) that the person designated from time to time by Assignee (who shall be reasonably acceptable to the Holdco Sub Board of Directors) (the "Assignee Designee") shall be the "Transferor II Designee" for purposes of Section 4.1 of the Investment Agreement and (iii) that for all purposes of Section 4.1(b) of the Investment Agreement, all references to "Transferor II" and the "Transferor II Designee" shall mean and refer to Assignee and the Assignee Designee.

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                                                                             2

     Section 2. ASSUMPTION. Assignee hereby assumes all of Assignor's obligations under Section 4.1(b) of the Investment Agreement.

     Section 3. CONSENT. Pursuant to Section 7.7 of the Investment Agreement, each of Parent, Holdco Sub, the Partnership, the Partners, Transferor I, Transferor III and Assignor consent to the assignment effected by Section 1 hereof.

     Section 4. GOVERNING LAW. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to contracts entered into and to be performed in New York without regard to the application of principles of conflict of laws.

     IN WITNESS WHEREOF, the parties have executed, delivered and entered into this Agreement as of the date and year first written above.

                                   NORTHWEST AIRLINES CORPORATION


                                   By: /s/ Douglas M. Steenland
                                       --------------------------------------
                                       Name:  Douglas M. Steenland
                                       Title: Executive Vice President,
                                              General Counsel and Secretary


                                   NEWBRIDGE PARENT CORPORATION


                                   By: /s/ Douglas M. Steenland
                                       --------------------------------------
                                       Name:  Douglas M. Steenland
                                       Title: Executive Vice President,
                                              General Counsel and Secretary


                                   AIR PARTNERS, L.P.

                                   1992 Air GP, a Texas general partnership

                                   By: 1992 Air, Inc., a Texas corporation
                                       managing partner


                                       By:  /s/ James J. O'Brien
                                           ----------------------------------
                                       Name:  James J. O'Brien
                                       Title: Vice President

                                   THE PARTNERS:

                                   GENERAL PARTNERS

                                   1992 AIR GP, a Texas general partnership

                                   By: 1992 Air, Inc., a Texas corporation,
                                       general partner


                                       By: /s/ James J. O'Brien
                                           ----------------------------------
                                           Name:  James J. O'Brien
                                           Title: Vice President


                                   AIR II GENERAL, INC., a Texas corporation


                                   By: /s/ James J. O'Brien
                                       --------------------------------------
                                       Name:  James J. O'Brien
                                       Title: Vice President

                                   LIMITED PARTNERS

                                   DAVID BONDERMAN
                                   BONDERMAN FAMILY LIMITED
                                      PARTNERSHIP
                                   ESTATE OF LARRY LEE HILLBLOM
                                        By:  Russell K. Snow, Jr.
                                             Managing Executor
                                             Bank of Saipan, Executor
                                   DHL MANAGEMENT SERVICES, INC.
                                   LECTAIR PARTNERS
                                        By:  Planden Corp., G.P.
                                   SUN AMERICA INC. (formerly Broad, Inc.)
                                   ELI BROAD
                                   AMERICAN GENERAL CORPORATION
                                        DONALD STURM
                                   CONAIR LIMITED PARTNERS, L.P.

                                   BONDO AIR LIMITED PARTNERSHIP
                                        By:  1992 Air, Inc.

                                        By:  1992 AIR GP, as attorney-in-fact
                                             for the foregoing

                                             By:  1992 Air, Inc. a Texas
                                                  corporation, general partner


                                             By:  /s/ James J. O'Brien
                                                 ----------------------------
                                                 Name:  James J. O'Brien
                                                 Title: Vice President


                                   AIR SAIPAN, INC., a CNMI corporation


                                   By:  /s/ James J. O'Brien
                                        -------------------------------------
                                        Name:   James J. O'Brien
                                        Title:  Agent and Attorney-in-Fact

                                   BONDERMAN FAMILY LIMITED
                                      PARTNERSHIP


                                   By:  /s/ James J. O'Brien
                                        -------------------------------------
                                        Name:   James J. O'Brien
                                        Title:  Agent and Attorney-in-Fact


                                   1992 AIR, INC., a Texas corporation


                                   By:  /s/ James J. O'Brien
                                        -------------------------------------
                                        Name:   James J. O'Brien
                                        Title:  Vice President


                                   ASSIGNEE:

                                   COULCO, INC., a Texas corporation

                                   By:  /s/ James J. O'Brien
                                        -------------------------------------
                                        Name:   James J. O'Brien
                                        Title:  Vice President